                             WORLD CYBERLINKS CORP.
NUMBER                                                              SHARES
WCC
              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

                                                                 COMMON SHARES
                                                               CUSIP 98144J 10 9

THIS CERTIFIES THAT

                                    SPECIMEN

is the owner of

   FULLY PAID AND NON-ASSESSABLE COMMON SHARES, PAR VALUE $.001 PER SHARE, OF
                             WORLD CYBERLINKS CORP.

(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



    RICHARD STEGNOR                                      JOHN F. RUSSELL
TREASURER AND SECRETARY                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

                             WORLD CYBERLINKS CORP.
                                   CORPORATE
                                      SEAL
                                      1999
                                    NEW YORK

COUNTERSIGNED AND REGISTERED
   AMERICAN STOCK TRANSFER & TRUST COMPANY
            (NEW YORK, N.Y.)                                     TRANSFER AGENT
                                                                 AND REGISTRAR

BY

                                                           AUTHORIZED SIGNATURE


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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM   - as tenants in common       UNIF GIFT MIN ACT      Custodian
                                                          ----------------------
  TEN ENT   - as tenants by the                           (Cust)         (Minor)
              entireties                           under Uniform Gifts to Minors
  JT TEN    - as joint tenants with                Act
              right of survivorship                   --------------------------
              and not as tenants in                             (State)
              common
              Additional abbreviations
              may also be used though
              not in the above list.


FOR VALUE RECEIVED _______ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
                                      |
                                      |
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------SHARES

REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND

APPOINT _____________________________________________________________ ATTORNEY

TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

   DATED _________________  _____

          In presence of

  ---------------------------------          -------------------------------


     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:



__________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad - 15.